Exhibit 99.1

Supplemental Financial and Operating Information
Quarter Ended September 30, 2018
www.preit.com
NYSE: PEI
NYSE: PEIPRB, PEIPRC, PEIPRD

Pennsylvania Real Estate Investment Trust
Supplemental Financial and Operating Information
September 30, 2018

Table of Contents
Introduction
Definitions	1
Company Information	2
Trading Information and Common Distributions per Common Share	3
Market Capitalization and Capital Resources	4
Operating Results
Statement of Operations - Quarters and Nine Months Ended September 30, 2018 and September 30, 2017	5
Computation of Earnings Per Share	6
Reconciliation of Net Operating Income and EBITDAre - Quarters and Nine Months Ended September 30, 2018 and September 30, 2017	7
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Quarters Ended September 30, 2018 and September 30, 2017	8
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Quarters Ended September 30, 2018 and September 30, 2017	9
Reconciliation of Net Income (GAAP Measure) to Net Operating Income from Consolidated Properties (Non-GAAP Measure) - Nine Months Ended September 30, 2018 and September 30, 2017	10
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure) - Nine Months Ended September 30, 2018 and September 30, 2017	11
Reconciliation of Funds From Operations and Funds Available For Distribution - Quarters and Nine Months Ended September 30, 2018 and September 30, 2017	12
Operating Statistics
Leasing Activity Summary - Quarter Ended September 30, 2018	13
Leasing Activity Summary - Nine Months Ended September 30, 2018	14
Summarized Sales and Rent Per Square Foot and Occupancy Percentages	15
Mall Occupancy Percentage and Sales Per Square Foot	16
Top Twenty Tenants	17
Lease Expirations	18
Property Information	19
Anchor Replacement Summary	23
Balance Sheet
Condensed Consolidated Balance Sheet	24
Assets and Liabilities - Equity Method Investments, at Ownership Share	25
Investment in Real Estate - Consolidated Properties	26
Investment in Real Estate - Equity Method Investments at Ownership Share	27
Property Redevelopment Table	28
Capital Expenditures	29
Debt Analysis	30
Debt Schedule	31
Selected Debt Ratios	32
Forward Looking Statements	33

Pennsylvania Real Estate Investment Trust
Definitions
Funds From Operations (FFO)

The National Association of Real Estate Investment Trusts (“NAREIT”) defines FFO, which is a non-GAAP measure commonly used by REITs, as net income (computed in accordance with GAAP) excluding gains and losses on sales of operating properties, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures to reflect funds from operations on the same basis. We compute FFO in accordance with standards established by NAREIT, which may not be comparable to FFO reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do. NAREIT’s established guidance provides that excluding impairment write downs of depreciable real estate is consistent with the NAREIT definition.

FFO is a commonly used measure of operating performance and profitability among REITs. We use FFO and FFO per diluted share and unit of limited partnership interest in our operating partnership (“OP Unit”) and, when applicable, related measures such as Funds From Operations, as adjusted, in measuring our performance against our peers and as one of the performance measures for determining incentive compensation amounts earned under certain of our performance-based executive compensation programs.

FFO does not include gains and losses on sales of operating real estate assets or impairment write downs of depreciable real estate, which are included in the determination of net income in accordance with GAAP. Accordingly, FFO is not a comprehensive measure of our operating cash flows. In addition, since FFO does not include depreciation on real estate assets, FFO may not be a useful performance measure when comparing our operating performance to that of other non-real estate commercial enterprises. We compensate for these limitations by using FFO in conjunction with other GAAP financial performance measures, such as net income and net cash provided by operating activities, and other non-GAAP financial performance measures, such as NOI. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions. We believe that net income is the most directly comparable GAAP measurement to FFO.

When applicable, we also present Funds From Operations, as adjusted, and Funds From Operations per diluted share and OP Unit, as adjusted, which are non-GAAP measures, to show the effect of such items as provision for employee separation expense and accelerated amortization of financing costs, which can have a significant effect on our results of operations, but are not, in our opinion, indicative of our operating performance. We also present FFO on a further adjusted basis to isolate the impact on FFO caused by property dispositions.

We believe that FFO is helpful to management and investors as a measure of operating performance because it excludes various items included in net income that do not relate to or are not indicative of operating performance, such as gains on sales of operating real estate and depreciation and amortization of real estate, among others. We believe that Funds From Operations, as adjusted, is helpful to management and investors as a measure of operating performance because it adjusts FFO to exclude items that management does not believe are indicative of our operating performance, such as provision for employee separation expense and accelerated amortization of financing costs.

Net Operating Income (NOI)

NOI (a non-GAAP measure) is derived from real estate revenue (determined in accordance with GAAP, including lease termination revenue), minus property operating expenses (determined in accordance with GAAP), plus our pro rata share of revenue and property operating expenses of our unconsolidated partnership investments. NOI excludes other income, general and administrative expenses, employee separation expenses, interest expense, depreciation and amortization, impairment of assets, gains/ adjustment to gains on sale of interest in non operating real estate, gain on sale of interest in real estate by equity method investee, gains/ losses on sales of interests in real estate, net, and project costs and other expenses. We believe that net income is the most directly comparable GAAP measure to NOI.

NOI excludes other income, general and administrative expenses, interest expense, depreciation and amortization, adjustment to gains on sale of interest in non operating real estate, gain on sale of interest in real estate by equity method investee, losses on sales of interest in real estate, impairment of assets, project costs and other expenses.

We believe that NOI is helpful to management and investors as a measure of operating performance because it is an indicator of the return on property investment and provides a method of comparing property performance over time. We use NOI and related terms, like Same Store NOI, as performance measures for determining incentive compensation amounts under certain of our performance-based incentive compensation programs.

Same Store NOI

Same Store NOI is calculated using retail properties owned for the full periods presented and excludes properties acquired, disposed, under redevelopment or designated as non-core during the periods presented. Non Same Store NOI is calculated using the properties excluded from the calculation of Same Store NOI.

Funds Available for Distribution (FAD)
FAD is a measure of a real estate company’s cash flows generated by operations and capacity to pay dividends. The Company calculates FAD by starting with FFO as adjusted and subtracting (1) straight-line rent, (2) normalized recurring capital expenditures that are capitalized but necessary to maintain our properties, (3) operational tenant allowances, (4) capitalized leasing costs, (5) non-cash compensation charges, and (6) amortization of above- and below-market lease intangibles. The 2017 FAD amounts on page 10 have been revised to conform with the 2018 presentation.
We believe that net income is the most directly comparable GAAP measurement to FAD. We believe FAD provides a meaningful indicator of our ability to fund cash needs and to make cash distributions to equity owners. In addition, we believe that to further understand our liquidity, FAD should be compared with our cash flow from operating activities determined in accordance with GAAP, as presented in our consolidated financial statements. The computation of FAD may not be comparable to FAD reported by other REITs or real estate companies and FAD does not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to net income (determined in accordance with GAAP) as an indication of our performance, or as an alternative to net cash flow from operating activities (determined in accordance with GAAP), as a measure of our liquidity.
Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (EBITDAre)

NAREIT defines Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate (“EBITDAre”), which is a non-GAAP measure, as net income (computed in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization; plus or minus losses and gains on the disposition of depreciated property, including losses/ gains on change in control; plus impairment write downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in value of depreciated property in the affiliate; plus or minus adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.  We compute EBITDAre in accordance with the standards established by NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently than we do.

EBITDAre does not include interest expense, income tax expense, gains or losses on sales of operating real estate or impairment writedowns of depreciable real estate, which are included in the determination of net income in accordance with GAAP.  Accordingly, EBITDAre is not a comprehensive measure of our operating cash flows.  EBITDAre does not represent cash generated from operating activities in accordance with GAAP and should not be considered to be an alternative to net income (determined in accordance with GAAP) as an indication of our financial performance or to be an alternative to cash flow from operating activities (determined in accordance with GAAP) as a measure of our liquidity, nor is it indicative of funds available for our cash needs, including our ability to make cash distributions.  We believe that net income is the most directly comparable GAAP measurement to EBITDAre.

We believe that EBITDAre is helpful to management and investors as a measure of operating performance because it provides an additional performance measure to management and investors to facilitate the evaluation and comparison of the Company to other REITs and to other non-real estate commercial enterprises.

Pennsylvania Real Estate Investment Trust
Company Information
Background
Pennsylvania Real Estate Investment Trust, founded in 1960 and one of the first equity REITs in the U.S., has a primary investment focus on retail shopping malls. We currently own interests in 28 retail properties, 25 of which are operating properties and three are development or redevelopment properties. The 25 operating retail properties have a total of 19.9 million square feet and include 21 shopping malls and four other retail properties.
If you would like to participate in our quarterly conference call or would like additional information about PREIT, please contact:
Heather Crowell, Senior Vice President of Strategy and Communications
200 South Broad Street
Philadelphia, PA 19102

Telephone: (215) 875-0735
Fax: (215) 546-2504
Email: Heather.Crowell@preit.com

Research Coverage

Company	Analyst	Phone Number

Barclays Capital	Ross Smotrich	(212) 526-2306
	Linda Tsai	(212) 526-9937

Citi Investment Research	Michael Bilerman	(212) 816-1383
	Christy McElroy	(212) 816-6981

Goldman Sachs & Co. LLC	Caitlin Burrows	(212) 902-4736

Green Street Advisors	Daniel J. Busch	(949) 640-8780

JP Morgan	Michael W. Mueller	(212) 622-6689

Mitsubishi UFJ Securities (USA)	Karin A. Ford	(212) 405-7249

Stifel Nicolaus	Simon Yarmak	(443) 224-1346

SunTrust Robinson Humphrey	Ki Bin Kim	(212) 303-4124

NOTE: Press release announcements are available on the Company's website at www.preit.com.

Pennsylvania Real Estate Investment Trust
Trading Information and Distributions per Common Share
(in thousands, except per share amounts)

	Quarter Ended September 30,	Nine Months Ended September 30,	Year Ended December 31,
TRADING INFORMATION	2018	2018	2017

Common Shares
High Price per share	$11.40	$12.47	$19.92
Low Price per share	$9.34	$8.97	$9.32
Closing Share Price (at the end of period)	$9.46	$9.46	$11.89

Series B Preferred Shares
High Price per share	$25.01	$25.21	$25.83
Low Price per share	$23.45	$20.32	$24.83
Closing Share Price (at the end of period)	$23.51	$23.51	$25.18

Series C Preferred Shares
High Price per share	$24.48	$25.80	$25.17
Low Price per share	$22.65	$19.51	$24.27
Closing Share Price (at the end of period)	$22.71	$22.71	$25.90

Series D Preferred Shares
High Price per share	$23.64	$25.08	$24.82
Low Price per share	$21.62	$19.20	$24.50
Closing Share Price (at the end of period)	$21.62	$21.62	$25.11

DISTRIBUTIONS PER COMMON SHARE
Ordinary Dividends	(1)	(1)	$—
Non-Dividend Distributions	(1)	(1)	0.84
Distributions per common share	$0.21	$0.63	$0.84
Annualized Dividend Yield (2)	8.9%	8.9%	7.1%

(1)Tax status of 2018 dividend payments will be available in January 2019.
(2)Based on closing share price at the end of the period.

Pennsylvania Real Estate Investment Trust
Market Capitalization and Capital Resources
(in thousands, except per share amounts)

	Quarter Ended September 30,	Year Ended December 31,
	2018	2017
MARKET CAPITALIZATION

EQUITY CAPITALIZATION
Common Shares Outstanding	70,473	69,984
OP Units Outstanding	8,273	8,272
Total Common Shares and OP Units Outstanding	78,746	78,256
Equity Market Capitalization—Common Shares and OP Units	$744,935	$930,466
Series B Preferred Shares, Nominal Value	86,250	86,250
Series C Preferred Shares, Nominal Value	172,500	172,500
Series D Preferred Shares, Nominal Value	125,000	125,000
Total Equity Market Capitalization	$1,128,685	$1,314,216

DEBT CAPITALIZATION
Secured Debt Balance (1)	$1,413,794	$1,295,112
Unsecured Debt Balance (2) (3)	587,000	603,000
Debt Capitalization	2,000,794	1,898,112
TOTAL MARKET CAPITALIZATION	$3,129,479	$3,212,328

Equity Capitalization/Total Market Capitalization	36.1%	40.9%
Debt Capitalization/Total Market Capitalization	63.9%	59.1%
Unsecured Debt Balance/Total Debt	29.3%	31.8%

CAPITAL RESOURCES(4)
Cash and Cash Equivalents	$31,384	$27,534
Revolving Facility	400,000	400,000
Amount Outstanding	(37,000)	(53,000)
Letters of Credit	(5,126)	(15,786)
Available Revolving Facility (5)	357,874	331,214
Term Loans	675,000	550,000
Amount Borrowed	(675,000)	(550,000)
Available Term Loans	—	—
TOTAL	$389,258	$358,748
Shelf Registration	$1,000,000	$1,000,000
(1) Includes consolidated mortgage debt, our share of mortgage debt from equity method investments, and $125,000 of secured debt from our share of the FDP Term Loan.
(2)The unsecured debt balance includes a 2018 Revolving Facility balance of $37,000 as of September 30, 2018 and a 2013 Revolving Facility balance $53,000 as of December 31, 2017.
(3)The unsecured debt balance includes consolidated Term Loan balances of $550,000 as of September 30, 2018 and December 31, 2017.
(4)Includes our share of cash and cash equivalents from equity method investments and $125,000 of secured debt from our share of the FDP Term Loan.
(5)The available Credit Facility borrowings are subject to covenants that may restrict amounts that can be borrowed. Following recent property sales, the NOI from the Company’s remaining unencumbered properties is at a level such that the maximum unsecured amount that the Company may currently borrow within the Unencumbered Debt Yield covenant, under the $400.0 million 2018 Revolving Facility, is $200.9 million.

Pennsylvania Real Estate Investment Trust
Statement of Operations - Quarters ended September 30, 2018 and 2017
(in thousands)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
REVENUE:
Base rent	$56,372	$56,874	$167,714	$171,078
Expense reimbursements	26,833	26,900	80,194	81,981
Percentage rent	646	593	902	1,223
Lease termination revenue	45	7	7,166	2,279
Other real estate revenue	2,493	2,345	6,928	6,992
Total real estate revenue	86,389	86,719	262,904	263,553
Other income	1,714	2,492	3,454	4,172
Total revenue	88,103	89,211	266,358	267,725
EXPENSES:
Operating expenses:
Property operating expenses:
CAM and real estate taxes	(27,826)	(25,772)	(84,569)	(83,985)
Utilities	(4,430)	(4,444)	(12,143)	(12,407)
Other property operating expenses	(2,444)	(3,087)	(8,752)	(9,117)
Total property operating expenses	(34,700)	(33,303)	(105,464)	(105,509)
Depreciation and amortization	(33,119)	(29,966)	(100,505)	(94,652)
General and administrative expenses	(8,441)	(8,288)	(27,969)	(26,561)
Provision for employee separation expense	(561)	—	(956)	(1,053)
Project costs and other expenses	(214)	(150)	(465)	(547)
Total operating expenses	(77,035)	(71,707)	(235,359)	(228,322)
Interest expense, net (1)	(15,181)	(14,342)	(46,064)	(44,098)
Impairment of assets	—	(1,825)	(34,286)	(55,742)
Total expenses	(92,216)	(87,874)	(315,709)	(328,162)
(Loss) income before equity in income of partnerships, gain on sale of real estate by equity method investee, gains (adjustment to gains) on sales of interests in non operating real estate and gains (losses) on sales of interests in real estate, net	(4,113)	1,337	(49,351)	(60,437)
Equity in income of partnerships	2,477	4,254	8,186	12,144
Gain on sale of real estate by equity method investee	—	6,718	2,773	6,718
(Adjustment to gains) gains on sales of interests in non operating real estate	—	—	(25)	486
Losses (gains) on sales of interests in real estate, net	—	(9)	748	(374)
Net (loss) income	(1,636)	12,300	(37,669)	(41,463)
Less: net loss (income) attributable to noncontrolling interest	891	(507)	6,122	6,627
Net (loss) income attributable to PREIT	(745)	11,793	(31,547)	(34,836)
Less: preferred share dividends	(6,843)	(7,525)	(20,531)	(20,797)
Net (loss) income attributable to PREIT common shareholders	$(7,588)	$4,268	$(52,078)	$(55,633)

(1)
Net of capitalized interest expense of $1,821 and $2,312 for the quarters ended September 30, 2018 and 2017, respectively, and $4,728 and $5,461 for the nine months ended September 30, 2018 and 2017, respectively.

Pennsylvania Real Estate Investment Trust
Computation of Earnings Per Share
(in thousands, except per share amounts)

	Quarter Ended September 30,		Nine Months Ended September 30,
	2018	2017	2018	2017
Net (loss) income	$(1,636)	$12,300	$(37,669)	$(41,463)
Noncontrolling interest	891	(507)	6,122	6,627
Preferred share dividends	(6,843)	(7,525)	(20,531)	(20,797)
Dividends on unvested restricted shares	(136)	(87)	(412)	(272)
Net (loss) income used to calculate loss per share—basic and diluted	$(7,724)	$4,181	$(52,490)	$(55,905)

Basic and diluted (loss) earnings per share:	$(0.11)	$0.06	$(0.75)	$(0.81)

Weighted average shares outstanding - basic	69,803	69,424	69,718	69,319
Weighted average effect of common share equivalents (1)	—	—	—	—
Total weighted average shares outstanding - diluted	69,803	69,424	69,718	69,319

(1)
The Company had net losses used to calculate earnings per share for the three months ended September 30, 2018 and the nine months ended September 30, 2018 and 2017. Therefore, the effect of common share equivalents of 38 for the quarters ended September 30, 2018 and 272 and 51 for the nine months ended September 30, 2018 and 2017, respectively, are excluded from the calculation of diluted loss per share because they would be antidilutive. There were no common share equivalents for the three months ended September 30, 2017.

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Operating Income and Earnings Before Interest, Income Taxes, Depreciation, and Amortization for Real Estate
(Non-GAAP Measures)
(in thousands)

Net Operating Income ("NOI") Reconciliation for the Quarter ended September 30, 2018(1)

	Same Store		Change		Non Same Store		Total
	2018	2017	$	%	2018	2017	2018	2017
NOI from consolidated properties	$49,925	$50,858	$(933)	(1.8)%	$1,764	$2,558	$51,689	$53,416
NOI attributable to equity method investments, at ownership share	7,351	7,604	(253)	(3.3)%	(41)	2,098	7,310	9,702
Total NOI	57,276	58,462	(1,186)	(2.0)%	1,723	4,656	58,999	63,118
Less: lease termination revenue	252	282	(30)	(11)%	14	—	266	282
Total NOI excluding lease termination revenue	$57,024	$58,180	$(1,156)	(2.0)%	$1,709	$4,656	$58,733	$62,836

(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

Net Operating Income ("NOI") Reconciliation for the Nine Months ended September 30, 2018(1)

	Same Store		Change		Non Same Store		Total
	2018	2017	$	%	2018	2017	2018	2017
NOI from consolidated properties	$152,330	$148,591	$3,739	2.5%	$5,110	$9,453	$157,440	$158,044
NOI attributable to equity method investments, at ownership share	22,280	22,340	(60)	(0.3)%	479	5,960	22,759	28,300
Total NOI	174,610	170,931	3,679	2.2%	5,589	15,413	180,199	186,344
Less: lease termination revenue	7,608	2,629	4,979	189%	35	71	7,643	2,700
Total NOI excluding lease termination revenue	$167,002	$168,302	$(1,300)	(0.8)%	$5,554	$15,342	$172,556	$183,644

(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

Earnings Before Interest, Income Taxes, Depreciation, and Amortization for Real Estate ("EBITDAre") Reconciliation(1)

	Quarter Ended September 30,		Nine months ended September 30,
	2018	2017	2018	2017
Net (loss) income	$(1,636)	$12,300	$(37,669)	$(41,463)
Depreciation and amortization:
Consolidated	33,119	29,966	100,505	94,652
Unconsolidated properties at ownership share	2,132	2,902	6,518	8,493
Interest Expense:
Consolidated	15,181	14,342	46,064	44,098
Unconsolidated properties at ownership share	2,712	2,566	8,087	7,682
Gain on sale of real estate by equity method investee	—	(6,718)	(2,773)	(6,718)
(Gain) loss on sale of interests in real estate, net	—	9	(748)	374
Impairment of assets	—	1,825	34,286	55,742
EBITDAre	$51,508	$57,192	$154,270	$162,860

(1) EBITDAre is a non-GAAP measure. See definition on page 1.

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Quarters Ended September 30, 2018 and 2017
(in thousands)

	2018	2017
Net (loss) income	$(1,636)	$12,300
Other income	(1,714)	(2,492)
Depreciation and amortization	33,119	29,966
General and administrative expenses	8,441	8,288
Provision for employee separation expense	561	—
Project costs and other expenses	214	150
Interest expense, net	15,181	14,342
Impairment of assets	—	1,825
Equity in income of partnerships	(2,477)	(4,254)
Gain on sale of real estate by equity method investee	—	(6,718)
(Gains) losses on sales of interests in real estate, net	—	9
NOI from consolidated properties(1)	$51,689	$53,416
(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

	Same Store		Non Same Store		Total
	2018	2017	2018	2017	2018	2017
Real estate revenue
Base rent	$53,945	$53,247	$2,425	$3,627	$56,370	$56,874
Expense reimbursements	25,876	25,429	957	1,471	26,833	26,900
Percentage rent	646	581	—	12	646	593
Lease termination revenue	31	7	14	—	45	7
Other real estate revenue	2,451	2,191	44	154	2,495	2,345
Total real estate revenue	82,949	81,455	3,440	5,264	86,389	86,719
Property operating expenses
CAM and real estate taxes	(26,458)	(23,769)	(1,369)	(2,003)	(27,827)	(25,772)
Utilities	(4,197)	(4,090)	(233)	(353)	(4,430)	(4,443)
Other property operating expenses	(2,369)	(2,738)	(74)	(350)	(2,443)	(3,088)
Total property operating expenses	(33,024)	(30,597)	(1,676)	(2,706)	(34,700)	(33,303)
NOI from consolidated properties(1)	49,925	50,858	1,764	2,558	51,689	53,416
Less: Lease termination revenue	31	7	14	—	45	7
NOI from consolidated properties excluding lease termination revenue(1)	$49,894	$50,851	$1,750	$2,558	$51,644	$53,409
(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Quarters Ended September 30, 2018 and 2017
(in thousands)

	2018	2017
Equity in income of partnerships	$2,477	$4,254
Other income	(12)	(20)
Depreciation and amortization	2,132	2,902
Interest expense and other expenses, net	2,713	2,566
NOI from equity method investments at ownership share(1)	$7,310	$9,702
(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

	Same Store		Non Same Store		Total
	2018	2017	2018	2017	2018	2017
Real estate revenue
Base rent	$6,774	$6,742	$175	$2,202	$6,949	$8,944
Expense reimbursements	2,885	3,055	102	482	2,987	3,537
Percentage rent	81	63	—	—	81	63
Lease termination revenue	221	275	—	—	221	275
Other real estate revenue	263	230	169	183	432	413
Total real estate revenue	10,224	10,365	446	2,867	10,670	13,232
Property operating expenses
CAM and real estate taxes	(2,024)	(1,985)	(387)	(665)	(2,411)	(2,650)
Utilities	(202)	(215)	(42)	(117)	(244)	(332)
Other property operating expenses	(647)	(561)	(58)	13	(705)	(548)
Total property operating expenses	(2,873)	(2,761)	(487)	(769)	(3,360)	(3,530)
NOI from equity method investments at ownership share(1)	7,351	7,604	(41)	2,098	7,310	9,702
Less: Lease termination revenue	221	275	—	—	221	275
NOI from equity method investments at ownership share excluding lease termination revenue(1)	$7,130	$7,329	$(41)	$2,098	$7,089	$9,427
(1)NOI is a non-GAAP measure. See definition of NOI on page 1.

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income (Loss) to Net Operating Income from Consolidated Properties (Non-GAAP Measure)
Nine months ended September 30, 2018 and 2017
(in thousands)

	2018	2017
Net loss	$(37,669)	$(41,463)
Other income	(3,454)	(4,172)
Depreciation and amortization	100,505	94,652
General and administrative expenses	27,969	26,561
Provision for employee separation expense	956	1,053
Project costs and other expenses	465	547
Interest expense, net	46,064	44,098
Impairment of assets	34,286	55,742
Equity in income of partnerships	(8,186)	(12,144)
Gain on sale of real estate by equity method investee	(2,773)	(6,718)
(Gains) losses on sales of interests in real estate, net	(748)	374
Losses (gains) on sales of interest in non operating real estate	25	(486)
NOI from consolidated properties (Non-GAAP)	$157,440	$158,044

	Same Store		Non Same Store		Total
	2018	2017	2018	2017	2018	2017
Real estate revenue
Base rent	$160,662	$158,422	$7,052	$12,656	$167,714	$171,078
Expense reimbursements	77,241	76,988	2,953	4,993	80,194	81,981
Percentage rent	889	1,043	13	180	902	1,223
Lease termination revenue	7,131	2,208	35	71	7,166	2,279
Other real estate revenue	6,774	6,354	154	638	6,928	6,992
Total real estate revenue	252,697	245,015	10,207	18,538	262,904	263,553
Property operating expenses
CAM and real estate taxes	(80,510)	(76,956)	(4,059)	(7,029)	(84,569)	(83,985)
Utilities	(11,409)	(11,389)	(734)	(1,018)	(12,143)	(12,407)
Other property operating expenses	(8,448)	(8,079)	(304)	(1,038)	(8,752)	(9,117)
Total property operating expenses	(100,367)	(96,424)	(5,097)	(9,085)	(105,464)	(105,509)
NOI from consolidated properties (Non-GAAP)	152,330	148,591	5,110	9,453	157,440	158,044
Less: Lease termination revenue	(7,131)	(2,208)	(35)	(71)	(7,166)	(2,279)
NOI from consolidated properties less lease termination revenue (Non- GAAP)	$145,199	$146,383	$5,075	$9,382	$150,274	$155,765

Pennsylvania Real Estate Investment Trust
Reconciliation of Equity in Income of Partnerships to Net Operating Income from Equity Method Investments, at Ownership Share (Non-GAAP Measure)
Nine months ended September 30, 2018 and 2017
(in thousands)

	2018	2017
Equity in income of partnerships	$8,186	$12,144
Other income	(35)	(20)
Depreciation and amortization	6,518	8,493
Interest expense and other expenses, net	8,090	7,683
NOI from equity method investments at ownership share(1)	$22,759	$28,300

	Same Store		Non Same Store		Total
	2018	2017	2018	2017	2018	2017
Real estate revenue
Base rent	$20,644	$20,406	$1,139	$6,481	$21,783	$26,887
Expense reimbursements	9,061	9,244	349	1,589	9,410	10,833
Percentage rent	221	184	—	1	221	185
Lease termination revenue	477	421	—	—	477	421
Other real estate revenue	722	726	574	567	1,296	1,293
Total real estate revenue	31,125	30,981	2,062	8,638	33,187	39,619
Property operating expenses
CAM and real estate taxes	(6,340)	(6,240)	(1,214)	(2,214)	(7,554)	(8,454)
Utilities	(621)	(630)	(191)	(359)	(812)	(989)
Other property operating expenses	(1,884)	(1,771)	(178)	(105)	(2,062)	(1,876)
Total property operating expenses	(8,845)	(8,641)	(1,583)	(2,678)	(10,428)	(11,319)
NOI from equity method investments at ownership share (Non-GAAP)	22,280	22,340	479	5,960	22,759	28,300
Less: Lease termination revenue	(477)	(421)	—	—	(477)	(421)
NOI from equity method investments at ownership share excluding lease termination revenue (Non-GAAP)	$21,803	$21,919	$479	$5,960	$22,282	$27,879

Pennsylvania Real Estate Investment Trust
Reconciliation of Net Income to Funds From Operations and Funds Available for Distribution (Non-GAAP Measures)
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
(in thousands, except per share amounts)	2018	2017	2018	2017
FUNDS FROM OPERATIONS
Net loss	$(1,636)	$12,300	$(37,669)	$(41,463)
Depreciation and amortization on real estate
Consolidated properties	32,764	29,589	99,428	93,529
PREIT's share of equity method investments	2,132	2,902	6,518	8,493
Gain on sale of real estate by equity method investee	—	(6,718)	(2,773)	(6,718)
Losses (gains) on sales of interests in real estate, net	—	9	(748)	374
Impairment of assets	—	1,825	34,286	55,742
Dividends on preferred shares	(6,843)	(7,525)	(20,531)	(20,797)
Funds from operations attributable to common shareholders and OP Unit holders(1)	26,417	32,382	78,511	89,160
Accelerated amortization of financing costs	—	—	363	—
Provision for employee separation expense	561	—	956	1,053
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders	$26,978	$32,382	$79,830	$90,213
FUNDS AVAILABLE FOR DISTRIBUTION(1)
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders(1)	$26,978	$32,382	$79,830	$90,213
Adjustments:
Straight line rent	(756)	(568)	(2,217)	(1,950)
Recurring capital expenditures	(5,997)	(8,426)	(13,704)	(16,664)
Tenant allowances	(7,702)	(3,640)	(17,320)	(13,778)
Amortization of non-cash deferred compensation	1,754	1,398	5,392	4,518
Capitalized leasing costs	(1,482)	(1,536)	(5,423)	(4,633)
Amortization of above- and below-market lease intangibles	(137)	(966)	(187)	(2,347)
Funds available for distribution to common shareholders and OP Unit holders(1)	$12,658	$18,644	$46,371	$55,359
Funds from operations attributable to common shareholders and OP Unit holders per diluted share and OP Unit(1)	$0.34	$0.42	$1.00	$1.15
Funds from operations, as adjusted, attributable to common shareholders and OP Unit holders per diluted share and OP Unit	$0.35	$0.42	$1.02	$1.16
Funds available for distribution to common shareholders and OP Unit holders per diluted share and OP Unit(1)	$0.16	$0.24	$0.59	$0.71
PAYOUT RATIOS (2)
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders			58.7%	48.8%
Payout ratio of funds from operations attributable to common shareholders and OP Unit holders, as adjusted			54.9%	48.6%
Payout ratio of funds available for distribution attributable to common shareholders and OP Unit holders			95.5%	73.0%
Weighted average number of shares outstanding	69,803	69,424	69,718	69,319
Weighted average effect of full conversion of OP Units	8,273	8,291	8,273	8,303
Effect of common share equivalents	38	—	272	51
Total weighted average shares outstanding, including OP Units	78,114	77,715	78,263	77,673

(1) Non-GAAP measures. See definitions on page 1.
(2) Twelve months ended September 30, 2018 and September 30, 2017, respectively.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Quarter Ended September 30, 2018

					Initial Rent per square foot ("psf")		Initial Gross Rent Renewal Spread (1)		Average Rent Renewal Spread (2)	Annualized Tenant Improvements psf (3)
		Number	GLA	Term		Previous Rent psf	$	%	%
Non Anchor
New Leases
Under 10k square feet ("sf")	Consolidated	31	117,254	7.8	$41.58					$10.62
	Unconsolidated(4)	3	7,085	9.2	42.29					6.40
Total Under 10k sf		34	124,339	7.9	41.62	n/a	n/a	n/a	n/a	10.34

Over 10k sf	Consolidated	6	231,047	10.8	16.05	n/a	n/a	n/a	n/a	3.69
Total New Leases		40	355,386	9.8	$25.00	n/a	n/a	n/a	n/a	$5.56
Renewal Leases
Under 10k sf	Consolidated	21	46,293	4.1	$56.60	$54.37	$2.23	4.1%	11.5%	$0.39
	Unconsolidated(4)	7	18,760	2.9	47.66	54.38	(6.72)	(12.4)%	(8.1)%	—
Total Under 10k sf		28	65,053	3.8	$54.02	$54.37	$(0.35)	(0.6)%	5.4%	$0.30

Over 10k sf	Consolidated	6	171,785	4.3	$20.01	$18.84	$1.17	6.2%	8.7%	$—
Total Fixed Rent		34	236,838	4.2	$29.35	$28.60	$0.75	2.6%	6.9%	$0.08
Percentage in Lieu	Consolidated	12	32,131	1.6	$52.55	$55.40	$(2.85)	(5.1)%	n/a	—
Total Renewal Leases		46	268,969	3.9	$32.12	$31.80	$0.32	1.0%	6.9%	$0.07
Total Non Anchor		86	624,355	7.2	$28.07
Anchor
New Leases		1	41,883	10.0	$16.38	n/a	n/a	n/a	n/a	$9.17
Renewal Leases	Consolidated	3	410,033	5.0	$2.91	$2.85	$0.06	2.1%	n/a	$—
Total		4	451,916	6.3	$4.16

(1)
Initial gross rent renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average rent renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	Tenant improvements and certain other leasing costs are presented as annualized amounts per square foot and are spread uniformly over the initial lease term.

(4)
We own a 25% to 50% interest in each of our unconsolidated properties and do not control such properties. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest. See “—Use of Non-GAAP Measures” for further details on our ownership interests in our unconsolidated properties.

Pennsylvania Real Estate Investment Trust
Leasing Activity Summary - Nine Months Ended September 30, 2018

					Initial Rent per square foot ("psf")	Previous Rent psf	Initial Gross Rent Renewal Spread (1)		Average Rent Renewal Spread (2)	Annualized Tenant Improvements psf (3)
		Number	GLA	Term			$	%	%
Non Anchor
New Leases
Under 10k square feet ("sf")	Consolidated	78	269,588	7.2	$45.28					$10.33
	Unconsolidated(4)	11	36,514	7.7	40.16					17.60
Total Under 10k sf		89	306,102	7.3	44.67	n/a	n/a	n/a	n/a	11.25

Over 10k sf	Consolidated	14	333,102	10.6	22.51	n/a	n/a	n/a	n/a	4.76
Total New Leases		103	639,204	9.0	$33.12	n/a	n/a	n/a	n/a	$7.27
Renewal Leases
Under 10k sf	Consolidated	74	162,335	3.3	$52.13	$51.20	$0.93	1.8%	7.8%	$0.14
	Unconsolidated(4)	31	79,487	3.4	62.91	66.18	(3.27)	(4.9)%	(0.1)%	0.46
Total Under 10k sf		105	241,822	3.3	$55.67	$56.12	$(0.45)	(0.8)%	4.7%	$0.25

Over 10k sf	Consolidated	10	281,432	5.5	$21.49	$20.34	$1.15	5.7%	15.8%	$1.29
	Unconsolidated(4)	1	11,306	1.0	14.15	25.72	(11.57)	(45.0)%	(45.0)%	—
Total Over 10k sf		11	292,738	5.3	$21.21	$20.55	$0.66	3.2%	12.3%	$1.28
Total Fixed Rent		116	534,560	4.4	$36.80	$36.64	$0.16	0.4%	7.0%	$0.93
Percentage in Lieu	Consolidated	42	115,198	1.5	$38.04	$46.40	$(8.36)	(18.0)%	n/a	$—
Total Renewal Leases(5)		158	649,758	3.9	$37.02	$38.37	$(1.35)	(3.5)%	7.0%	$0.87
Total Non Anchor		261	1,288,962	6.4	$35.09
Anchor
New Leases		1	41,883	10.0	$16.38	n/a	n/a	n/a	n/a	$9.17
Renewal Leases	Consolidated	4	512,858	5.6	$3.28	$3.36	$(0.08)	(2.4)%	n/a	$—
Total		5	554,741	6.5	$4.27

(1)
Initial gross rent renewal spread is computed by comparing the initial rent psf in the new lease to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent, CAM charges, estimated real estate tax reimbursements and marketing charges, but excludes percentage rent. In certain cases, a lower rent amount may be payable for a period of time until specified conditions in the lease are satisfied.

(2)
Average rent renewal spread is computed by comparing the average rent psf over the new lease term to the final rent psf amount in the expiring lease. For purposes of this computation, the rent amount includes minimum rent and fixed CAM charges, but excludes pro rata CAM charges, estimated real estate tax reimbursements, marketing charges and percentage rent.

(3)	Tenant improvements and certain other leasing costs are presented as annualized amounts per square foot and are spread uniformly over the initial lease term.

(4)
We own a 25% to 50% interest in each of our unconsolidated properties and do not control such properties. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest. See “—Use of Non-GAAP Measures” for further details on our ownership interests in our unconsolidated properties.

(5)
Includes 7 leases and 11,102 square feet of GLA with respect to tenants whose leases were restructured and extended following a bankruptcy filing.  Excluding those leases, the initial gross rent spread was 0.4% for leases under 10,000 square feet and (2.6%) for all non anchor leases.  Excluding these leases, the average rent spreads were 6.1% for leases under 10,000 square feet and 8.1% for all non anchor leases.

Pennsylvania Real Estate Investment Trust
Summarized Sales and Rent Per Square Foot and Occupancy Percentages

	September 30, 2018								September 30, 2017
	% Rolling 12 Mo. NOI	Average Comp Sales	Average Gross Rent(1)(2)	Occupancy Cost	Actual Occupancy		Leased Occupancy		% Rolling 12 Mo. NOI	Average Comp Sales	Average Gross Rent(1)(2)	Occupancy Cost	Actual Occupancy
					Total	Non-Anchor	Total	Non-Anchor					Total	Non-Anchor

Malls	91.4%	$494	$59.91	13.0%	93.8%	91.3%	95.2%	93.3%	88.9%	$479	$59.69	13.2%	93.9%	92.1%
Non-Core Mall	2.9%	377	51.62	14.2%	63.5%	87.2%	66.6%	90.2%	2.9%	369	50.73	14.2%	97.4%	90.8%
Malls sold (3)	—%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	2.5%	N/A	N/A	N/A	N/A	N/A
Malls Total	94.3%	$490	$59.61	13.0%	92.0%	91.2%	93.5%	93.3%	94.3%	$475	$59.35	13.2%	94.1%	92.0%
Other Retail Properties	5.1%	N/A	25.19	—%	90.4%	89.6%	93.0%	92.4%	5.4%	N/A	26.47	N/A	91.3%	90.6%
Total Retail Properties	99.4%	N/A	$50.97	N/A	91.8%	90.9%	93.4%	93.1%	99.7%	N/A	$51.13	N/A	93.8%	91.8%
Sold Properties (4)	—%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	—%	N/A	N/A	N/A	N/A	N/A
Other Properties (3)	0.6%	N/A	N/A	N/A	N/A	N/A	N/A	N/A	0.3%	N/A	N/A	N/A	N/A	N/A
Total Portfolio	100.0%	$490	$50.97		91.8%	90.9%	93.4%	93.1%	100.0%	$475	$51.13		93.8%	91.8%

(1)
Average gross rent for malls includes all non-anchor space owned by the Company and leased to tenants that occupy individual spaces of less than 10,000 square feet. Average gross rent for other retail properties includes all non-anchor space owned by the Company regardless of size.

(2)	Average gross rent for mall tenants greater than 10,000 sf was $21.98 per square foot as of September 30, 2018 and $21.29 per square foot as of September 30, 2017.

(3)	Operating metrics for Fashion District Philadelphia as of September 30, 2018 and 2017, respectively, are excluded because the property is under redevelopment.

Pennsylvania Real Estate Investment Trust
Mall Occupancy Percentage and Sales Per Square Foot

		September 30, 2018			September 30, 2017			Change
	% of Mall NOI	Avg Comp Sales (1)	Total Occ %	Non Anchor Occ %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occ %	Avg Comp Sales (1)	Total Occ %	Non Anchor Occ %
Top 5 Malls
Willow Grove Park		$724	93.7%	89.2%	$661	95.7%	91.2%	9.5%	(2.0)%	(2.0)%
Cherry Hill Mall		671	95.3%	94.3%	649	95.8%	94.9%	3.4%	(0.5)%	(0.6)%
Lehigh Valley Mall		579	91.4%	86.1%	568	92.3%	87.3%	1.9%	(0.9)%	(1.2)%
Woodland Mall		561	96.3%	96.3%	534	98.2%	98.2%	5.1%	(1.9)%	(1.9)%
Springfield Town Center		547	92.1%	89.3%	521	92.0%	89.3%	5.0%	0.1%	—%
	42.0%	$618	93.3%	90.9%	$591	94.3%	91.9%	4.6%	(1.0)%	(1.0)%

Malls 6 - 10
Dartmouth Mall		538	96.4%	94.1%	502	97.7%	96.2%	7.2%	(1.3)%	(2.1)%
The Mall at Prince Georges		535	98.4%	96.6%	495	94.0%	87.5%	8.1%	4.4%	9.1%
Jacksonville Mall		514	99.6%	99.2%	504	97.5%	95.0%	2.0%	2.1%	4.2%
Magnolia Mall		437	97.5%	95.6%	419	97.6%	95.8%	4.3%	(0.1)%	(0.2)%
Viewmont Mall		433	99.7%	99.4%	425	99.2%	98.3%	1.9%	0.5%	1.1%
	20.1%	$490	98.3%	96.8%	$468	96.8%	93.9%	4.7%	1.5%	2.9%

Malls 11 - 15
Springfield Mall		420	96.8%	96.8%	417	95.3%	95.3%	0.7%	1.5%	1.5%
Capital City Mall		413	93.5%	90.1%	401	98.8%	98.2%	3.0%	(5.3)%	(8.1)%
Patrick Henry Mall		407	95.9%	94.1%	415	91.1%	87.0%	(1.9)%	4.8%	7.1%
Valley Mall		405	97.3%	95.5%	404	84.1%	98.5%	0.2%	13.2%	(3.0)%
Moorestown Mall		401	91.9%	81.7%	379	93.9%	86.7%	5.8%	(2.0)%	(5.0)%
	16.8%	$409	94.7%	91.3%	$405	91.5%	93.2%	1.0%	3.2%	(1.9)%

Malls 16 - 20
Valley View Mall		371	73.8%	91.3%	378	95.7%	92.7%	(1.9)%	(21.9)%	(1.4)%
Cumberland Mall		366	95.8%	93.1%	375	96.1%	93.6%	(2.4)%	(0.3)%	(0.5)%
Francis Scott Key Mall		366	92.2%	87.8%	369	95.6%	93.1%	(0.8)%	(3.4)%	(5.3)%
Plymouth Meeting Mall		348	92.2%	88.0%	330	94.5%	91.5%	5.5%	(2.3)%	(3.5)%
Exton Square Mall		317	89.0%	77.5%	327	83.9%	78.7%	(3.1)%	5.1%	(1.2)%
	18.1%	$352	89.5%	87.2%	$352	92.6%	89.9%	—%	(3.1)%	(2.7)%

All Core Malls	97.0%	$494	93.8%	91.3%	$479	93.9%	92.1%	3.1%	(0.1)%	(0.8)%

Non-Core Mall
Wyoming Valley Mall	3.0%	$377	63.5%	87.2%	$369	97.4%	90.8%	2.2%	(33.9)%	(3.6)%

All Malls	100.0%	$490	92.0%	91.2%	$475	94.1%	92.0%	3.2%	(2.1)%	(0.8)%

(1)	Based on reported sales by all comparable non-anchor tenants that lease individual spaces of less than 10,000 square feet and have occupied the space for at least 24 months..

Pennsylvania Real Estate Investment Trust
Top Twenty Tenants
September 30, 2018

Tenant	Brands	Locations at Consolidated Properties	Locations at Unconsolidated Properties	Total Number of Locations (1)	Percentage of Annualized Gross Rent (2)
Foot Locker, Inc.	Champs, Foot Locker, Footaction, House of Hoops by Foot Locker, Kids Foot Locker, Lady Foot Locker, Nike Yardline	43	8	51	4.3%
L Brands, Inc.	Bath & Body Works, Pink, Victoria's Secret	39	6	45	3.9%
Signet Jewelers Limited	Kay Jewelers, Piercing Pagoda, Totally Pagoda, Zale's Jewelers	59	9	68	2.9%
Dick's Sporting Goods, Inc.	Dick's Sporting Goods, Field & Stream	9	2	11	2.7%
Gap, Inc.	Banana Republic, Gap/Gap Kids/Gap Outlet, Old Navy	16	9	25	2.4%
American Eagle Outfitters, Inc.	Aerie, American Eagle Outfitters	17	4	21	2.4%
Express, Inc	Express, Express Factory Outlet, Express Men	14	3	17	2.1%
J.C. Penney Company, Inc.	JC Penney	14	2	16	1.9%
Genesco, Inc.	Hat Shack, Hat World, Johnston & Murphy, Journey's, Journey's Kidz, Lids, Lids Locker Room, Shi by Journey's, Underground by Journey's	47	8	55	1.8%
Forever 21, Inc.	Forever 21	8	1	9	1.6%
Ascena Retail Group, Inc.	Ann Taylor, Dress Barn, Justice, Lane Bryant, Loft, Maurices	26	5	31	1.6%
Macy's	Bloomingdale's, Macy's	15	2	17	1.6%
Cineworld Group	Regal Cinemas	4	—	4	1.4%
Luxottica Group S.p.A.	Lenscrafters, Pearle Vision, Sunglass Hut	27	6	33	1.4%
H&M Hennes & Mauritz L.P.	H&M	15	—	15	1.3%
Advent CR Holdings, Inc.	Charlotte Russe	14	2	16	1.3%
Darden Concepts, Inc.	Bahama Breeze, Capital Grille, Olive Garden, Seasons 52, Yard House	8	—	8	1.1%
The Children's Place Retail Stores, Inc.	The Children's Place	15	2	17	1.1%
Shoe Show, Inc.	Shoe Department, Shoe Dept. Encore	16	2	18	1.0%
Dave & Buster's, Inc.	Dave & Buster's	2	—	2	1.0%
Total Top 20 Tenants		408	71	479	38.9%
Total Leases		1,539	331	1,870	100.0%

(1)	Excludes tenants from Fashion District Philadelphia.

(2)	Includes our share of tenant gross rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments as of September 30, 2018.

Pennsylvania Real Estate Investment Trust
Lease Expirations as of September 30, 2018
(dollars in thousands except per square foot ("psf") amounts)

Non-Anchors (1)
		Gross Leasable Area ("GLA")		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring	Expiring GLA (2)	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
Holdover	67	164,450	1.9%	$9,577	$8,441	2.6%	$58.24
2018	62	126,113	1.5%	6,910	6,130	1.9%	54.79
2019	285	794,454	9.4%	40,755	37,651	11.4%	51.30
2020	250	1,168,730	13.8%	41,954	36,955	11.2%	35.90
2021	203	933,643	11.0%	36,080	30,332	9.2%	38.64
2022	169	519,507	6.1%	29,305	25,298	7.6%	56.41
2023	176	1,055,397	12.5%	40,846	35,909	10.9%	38.70
2024	131	667,253	7.9%	35,393	32,952	10.0%	53.04
2025	156	715,633	8.4%	40,416	32,728	9.9%	56.48
2026	118	589,855	7.0%	30,804	24,553	7.4%	52.22
2027	106	668,883	7.9%	26,974	24,987	7.6%	40.33
Thereafter	103	1,072,928	12.6%	36,360	34,950	10.5%	33.89
Total/Average	1,826	8,476,846	100.0%	$375,374	$330,886	100.0%	$44.28

Anchors (1)
		Gross Leasable Area		Annualized Gross Rent
Lease Expiration Year	Number of Leases Expiring (4)	Expiring GLA	Percent of Total	Gross Rent in Expiring Year	PREIT’s Share of Gross Rent in Expiring Year (3)	Percent of PREIT’s Total	Average Expiring Gross Rent psf
2019	3	382,739	7.4%	$1,358	$1,358	5.1%	$3.55
2020	5	572,874	11.1%	2,548	2,548	9.6%	4.45
2021	7	675,619	13.1%	4,224	3,015	11.4%	6.25
2022	8	1,174,834	22.7%	4,277	3,925	14.8%	3.64
2023	3	348,592	6.7%	1,896	1,896	7.2%	5.44
2024	4	545,219	10.5%	1,993	1,993	7.5%	3.66
2025	2	390,245	7.5%	1,186	1,186	4.5%	3.04
2026	1	58,371	1.1%	861	861	3.3%	14.75
Thereafter	11	1,022,971	19.9%	9,655	9,655	36.6%	9.44
Total/Average	44	5,171,464	100.0%	$27,998	$26,437	100.0%	$5.41

(1)	Only includes owned space. Excludes tenants from Fashion District Philadelphia.

(2)	Does not include tenants occupying space under license agreements with initial terms of less than one year. The aggregate GLA of these tenants is 499,515 square feet.

(3)	Includes our share of tenant rent from partnership properties based on PREIT’s ownership percentage in the respective equity method investments.

(4)	Accounts for all contiguous anchor space as one lease.

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2018

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large	Small	Vacant	Total
							Format	Shop		GLA
Malls
Capital City Mall	Camp Hill, PA	JCPenney	2028	102,825	Macy's	120,000	62,912	175,546	31,703	604,965
		Dick's Sporting Goods	2028	61,677
		Field & Stream	2031				50,302
Cherry Hill Mall	Cherry Hill, NJ	Nordstrom	2025	138,000	JCPenney	174,285	220,853	436,424	39,476	1,313,638
					Macy's	304,600
Cumberland Mall	Vineland, NJ	Burlington	2019	80,983	BJ's Wholesale Club	117,889	189,559	152,018	28,738	950,986
		The Home Depot	2024	132,013	Boscov's	155,341
		Dick's Sporting Goods	2028	50,000
		Regal Cinemas	2024				44,445
Dartmouth Mall	Dartmouth, MA	JCPenney	2024	100,020	Macy's	140,000	117,955	140,245	18,869	670,517
		Sears	2021	108,440
		AMC Theaters	2026				44,988
Exton Square Mall	Exton, PA	Boscov's	2024	178,000	Macy's	181,200	117,898	216,161	95,560	1,046,491
		Sears	2019	144,301
		Round 1	2026	58,371
		Whole Foods (1)	2037				55,000
Francis Scott Key Mall	Frederick, MD	JCPenney	2021	101,293	Macy's	139,333	139,863	155,015	47,722	754,259
		Sears	2023	120,883
		Dick's Sporting Goods	2025				50,150
Jacksonville Mall	Jacksonville, NC	Belk	2021	72,510			123,079	127,549	2,034	494,777
		JCPenney	2020	51,812
		Sears	2021	117,793

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2018

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large	Small	Vacant	Total
							Format	Shop		GLA
Lehigh Valley Mall	Allentown, PA	Boscov's	2022	164,694	JCPenney	207,292	141,510	359,999	84,127	1,169,622
		Macy's	2022	212,000

Magnolia Mall	Florence, SC	Belk	2028	115,793			96,175	148,320	15,346	602,484
		Best Buy	2023	32,054
		JCPenney	2022	104,107
		Dick's Sporting Goods	2023				45,000
		Burlington	2028				45,689
Moorestown Mall	Moorestown, NJ	Boscov's	2028	202,765	Lord & Taylor	121,200	59,364	165,757	63,385	904,391
		Sears	2022	205,591
		Regal Cinemas	2028				57,843
		HomeSense	2028	28,486
Patrick Henry Mall	Newport News, VA	Dick's Sporting Goods	2022	50,250	Dillard's	144,157	60,095	220,329	17,621	717,664
		JCPenney	2020	85,212	Macy's	140,000
Plymouth Meeting Mall	Plymouth Meeting, PA	Boscov's	2028	188,429			115,350	220,912	56,780	727,847
		Whole Foods	2029	65,155
		AMC Theaters	2027				48,000
		LEGOLAND Discovery Center	2032				33,221
Springfield Mall	Springfield, PA				Macy's	192,000	20,577	194,998	7,135	610,609
					Target	195,899
Springfield Town Center	Springfield, VA	Macy's	2025	252,245	JCPenney	209,144	178,772	308,682	78,084	1,373,992
					Target	180,841
		Dick's Sporting Goods	2025				53,891
		Nordstrom Rack	2025				33,107
		Regal Cinemas	2029				49,788
		Saks OFF 5th	2026				29,438
The Mall at Prince Georges	Hyattsville, MD	JCPenney	2021	148,778			177,988	251,498	15,187	924,292
		Macy's	2023	195,655

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2018

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large	Small	Vacant	Total
							Format	Shop		GLA
		Target	2024	135,186
Valley Mall	Hagerstown, MD	JCPenney	2019	157,455			95,023	237,685	18,099	679,162
		Regal Cinemas	2028				53,059
		Onelife Fitness(2)	2033	70,000
		Tilt Studio	2028	47,841
Valley View Mall(3)	La Crosse, WI	JCPenney	2020	96,357	Sears	113,252	53,368	154,547	124,225	586,749
		Dick's Sporting Goods	2025				45,000
Viewmont Mall	Scranton, PA	JCPenney	2020	193,112	Macy's	139,801	76,053	166,205	1,478	689,226
		Dick's Sporting Goods/Field & Stream	2028	90,000
		HomeGoods	2027				22,577
Willow Grove Park	Willow Grove, PA	Macy's	2022	225,000	Bloomingdale's	237,537	88,284	243,724	40,261	1,050,722
		Nordstrom Rack	2022	40,332	Sears(4)	175,584

Woodland Mall	Grand Rapids, MI				JCPenney	254,905	162,636	251,519	16,094	842,470
					Macy's	157,316

Total Malls				4,725,418		3,801,576	3,058,812	4,327,133	801,924	16,714,863

Pennsylvania Real Estate Investment Trust
Property Information as of September 30, 2018

		Landlord Owned Anchors/Large Format Non Anchor			Anchor Stores Not Owned		Non-anchor occupied GLA
Properties	Location	Tenant	Exp Year	Anchor GLA	Tenant	GLA	Large	Small	Vacant	Total
							Format	Shop		GLA
Non Same-Store Mall and Other Retail Properties
Gloucester Premium Outlets	Blackwood, NJ	—		—			37,303	261,911	70,734	369,948
Metroplex Shopping Center	Plymouth Meeting, PA	Giant Food Store	2021	67,185	Lowe's	163,215	287,711	56,292	—	778,190
					Target	137,514
		Dick's Sporting Goods	2020				41,593
		Saks OFF 5th	2026				24,680
The Court at Oxford Valley	Fairless Hills, PA	Best Buy	2021	59,620	BJ's Wholesale Club	116,872	239,186	54,141	54,575	704,526
					The Home Depot	130,751
		Dick's Sporting Goods	2021				49,381
Red Rose Commons	Lancaster, PA				The Home Depot	134,558	215,790	15,207	32,296	462,883
					Weis Market	65,032
Wyoming Valley Mall (5)	Wilkes-Barre, PA	JCPenney	2022	172,860			43,968	165,392	303,652	832,253
		Macy's	2020	146,381
Wyoming Valley Center	Wilkes-Barre, PA						78,229	—	—	78,229
Total Non-Same Store Mall and Other Retail Properties				446,046		747,942	1,017,841	552,943	461,257	3,226,029

Total Portfolio				5,171,464		4,549,518	4,076,653	4,880,076	1,263,181	19,940,892

(1) Located on parcel of land adjacent to Exton Square Mall.
(2) Onelife Fitness is scheduled to open in the fourth quarter of 2018.
(3) Vacant GLA includes 100,000 square feet from former Herberger's store which closed in the third quarter of 2018.
(4) Approximately 69,000 square feet of this space has been subleased to Primark.
(5) Vacant GLA includes 155,392 square feet from former Bon-Ton store and 117,477 from former Sears store, both of which closed in the third quarter of 2018.

Pennsylvania Real Estate Investment Trust
Anchor Replacement Summary
September 30, 2018

	Former Anchors				Replacement Tenant(s)
Property	Name	GLA '000's	Date Closed	Decommission Date	Name	GLA '000's	Actual/Targeted Occupancy Date
Completed:
Exton Square Mall	Kmart	96	Q1 16	Q2 16	Whole Foods	55	Q1 18
Magnolia Mall	Sears	91	Q1 17	Q2 17	Burlington	46	Q3 17
					HomeGoods	22	Q2 18
					Five Below	8	Q2 18
Moorestown Mall	Macy's	200	Q1 17	Q2 17	HomeSense	28	Q3 18
					Five Below	9	Q4 18
Valley Mall	Macy's	120	Q1 16	Q4 17	Tilt Studio	48	Q3 18
In process:
Plymouth Meeting Mall	Macy's(1)	215	Q1 17	Q2 17	Burlington	41	Q4 19
					Dick's Sporting Goods	58	Q4 19
					Edge Fitness	38	Q4 19
					Michael's	26	Q4 19
					Miller's Ale House	7	Q2 19
Valley Mall	Macy's	see above			One Life Fitness	70	Q3 18
	Bon-Ton	123	Q1 18	Q1 18	Belk	123	Q4 18
Moorestown Mall	Macy's	see above			Sierra Trading Post	19	Q1 19
					Arts & Crafts retailer	26	Q2 19
					Other uses	50	Q4 19
Woodland Mall	Sears	313	Q2 17	Q2 17	Von Maur	86	Q4 19
					REI	20	Q4 19
					Restaurants and small shop space	30	Q4 19
Willow Grove Park	JC Penney	125	Q3 17	Q1 18	Studio Movie Grill	49	Q4 19
					Restaurant and entertainment space	44	Q4 19
Other
Valley View Mall	Herberger's	100	Q3 18	n/a	TBD	100	TBD
Wyoming Valley Mall	Sears	117	Q3 18	n/a	TBD	117	TBD
	Bon-Ton	155	Q3 18	n/a	TBD	155	TBD

(1)	Property is subject to a ground lease dated June 23, 2017.

Pennsylvania Real Estate Investment Trust
Condensed Consolidated Balance Sheet
(in thousands)

	September 30, 2018	December 31, 2017
ASSETS
Investments in real estate, at cost
Operating properties	$3,184,656	$3,180,212
Construction in progress	121,204	113,609
Land held for development	5,881	5,881
Total investments in real estate	3,311,741	3,299,702
Accumulated depreciation	(1,169,709)	(1,111,007)
Net investments in real estate	2,142,032	2,188,695
Investments in partnerships, at equity	120,915	216,823
Other assets:
Cash and cash equivalents	19,294	15,348
Rent and other receivables, net (1)	33,801	38,166
Intangible assets, net	17,360	17,693
Deferred costs and other assets, net	131,043	112,046
Assets held for sale	15,874	—
Total assets	$2,480,319	$2,588,771
LIABILITIES AND EQUITY
Liabilities:
Mortgage loans, net	$1,052,138	$1,056,084
Term Loans, net	547,108	547,758
Revolving Facility	37,000	53,000
Tenants’ deposits and deferred rent	10,155	11,446
Distributions in excess of partnership investments	92,682	97,868
Fair value of derivative instruments	—	20
Other liabilities	71,862	61,604
Total liabilities	1,810,945	1,827,780
Equity:
Total equity	669,374	760,991
Total liabilities and equity	$2,480,319	$2,588,771

(1)	Total includes straight line rent receivables of $27.0 million as of September 30, 2018 and $25.4 million as of December 31, 2017.

Pennsylvania Real Estate Investment Trust
Assets and Liabilities - Equity Method Investments, at Ownership Share (Non-GAAP)
(in thousands)

	September 30, 2018	December 31, 2017
ASSETS:
Investments in real estate, at cost:
Operating properties	$274,194	$288,481
Construction in progress	198,331	152,478
Total investments in real estate	472,525	440,959
Accumulated depreciation	(104,271)	(101,701)
Net investments in real estate	368,254	339,258
Cash and cash equivalents	12,090	12,186
Deferred costs and other assets, net	15,951	15,839
Total assets	396,295	367,283
LIABILITIES:
Mortgage loans, net	231,295	234,798
FDP Term Loan	125,000	—
Other liabilities	11,768	13,530
Total liabilities	368,063	248,328
Net investment	$28,232	$118,955
Reconciliation to comparable GAAP balance sheet item:
Investment in partnerships, at equity	$120,915	$216,823
Distributions in excess of partnership investments	(92,682)	(97,868)
Net investment	$28,233	$118,955

The non-GAAP financial information presented above includes financial information attributable to our share of unconsolidated properties. This proportionate financial information is non-GAAP financial information, but we believe that it is helpful information because it reflects the pro rata contribution from our unconsolidated properties that are owned through investments accounted for under GAAP using the equity method of accounting. Under such method, our investments in these entities are recorded in the balance sheet caption entitled “Investment in partnerships, at equity.” In the case of deficit investment balances, such amounts are recorded in “Distributions in excess of partnership investments.”

To derive the proportionate financial information reflected in the tables above we multiplied the percentage of our economic interest in each partnership on a property-by-property basis by each line item. Under the partnership agreements relating to our current unconsolidated partnerships with third parties, we own a 25% to 50% economic interest in such partnerships, and there are generally no provisions in such partnership agreements relating to special non-pro rata allocations of income or loss, and there are no preferred or priority returns of capital or other similar provisions. While this method approximates our indirect economic interest in our pro rata share of the assets and liabilities of our unconsolidated partnerships, we do not control these partnerships or have a direct legal claim to the assets, liabilities, revenues or expenses of the unconsolidated partnerships beyond our rights as an equity owner in the event of any liquidation of such entity. Our percentage ownership is not necessarily indicative of the legal and economic implications of our ownership interest.

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Consolidated Properties
(in thousands)

	September 30, 2018				December 31, 2017
	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	Construction in Progress	Accumulated Depreciation	Net Real Estate
Malls
Capital City Mall	$125,495	$4,884	$46,614	$83,765	$123,452	$3,601	$43,437	$83,616
Cherry Hill Mall	480,823	—	245,954	234,869	479,603	20	229,299	250,324
Cumberland Mall	84,012	—	27,843	56,169	82,485	—	25,478	57,007
Dartmouth Mall	79,932	155	39,620	40,467	76,125	137	37,209	39,053
Exton Square Mall(1)	188,876	20	58,023	130,873	187,901	12	53,683	134,230
Francis Scott Key Mall	99,063	—	40,449	58,614	96,013	3,844	37,827	62,030
Jacksonville Mall	88,184	—	37,599	50,585	87,535	—	35,988	51,547
Magnolia Mall	105,029	652	46,359	59,322	95,738	2,368	44,339	53,767
Moorestown Mall	158,061	14,612	65,094	107,579	151,836	10,075	58,869	103,042
Patrick Henry Mall	155,887	—	68,487	87,400	154,098	—	65,052	89,046
Plymouth Meeting Mall	193,171	8,476	88,037	113,610	192,008	1,007	81,344	111,671
The Mall at Prince Georges	135,357	5,368	58,097	82,628	113,102	14,372	54,591	72,883
Springfield Town Center	491,797	—	47,364	444,433	491,010	—	36,204	454,806
Valley Mall	130,874	13,093	47,199	96,768	112,853	11,792	43,131	81,514
Valley View Mall	53,910	—	11,653	42,257	54,542	11	10,108	44,445
Viewmont Mall	120,730	—	44,131	76,599	119,390	68	40,593	78,865
Willow Grove Park	228,225	13,799	98,658	143,366	243,965	200	96,756	147,409
Woodland Mall	203,731	46,145	74,174	175,702	199,789	34,138	69,121	164,806
Wyoming Valley Mall	61,499	—	24,354	37,145	118,767	10	47,978	70,799
Total Malls	3,184,656	107,204	1,169,709	2,122,151	3,180,212	81,655	1,111,007	2,150,860
Other Properties
Springhills (2)	—	—	—	—	—	17,954	—	17,954
White Clay Point	—	14,000	—	14,000	—	14,000	—	14,000
Land held for development	5,881	—	—	5,881	5,899	—	—	5,899
Total Other Properties	5,881	14,000	—	19,881	5,899	31,954	—	37,853
Total Investment in Real Estate	$3,190,537	$121,204	$1,169,709	$2,142,032	$3,186,111	$113,609	$1,111,007	$2,188,713

Property held for sale
Springhills (2)	$—	$15,867	$—	$15,867	$—	$—	$—	$—
(1) Includes $20,867 of property and $918 of accumulated depreciation related to a parcel adjacent to Exton Square Mall as of September 30, 2018.
(2) Springhills, a former development property located in Gainesville, Florida, was classified as construction in progress as of December 31, 2017 and as an asset held for sale as of September 30, 2018

Pennsylvania Real Estate Investment Trust
Investment in Real Estate - Equity Method Investments at Ownership Share
(in thousands)

	September 30, 2018				December 31, 2017
	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate	Operating Properties and Land Held for Development	CIP	Accumulated Depreciation	Net Real Estate
Unconsolidated Malls
Fashion District Philadelphia(1)	$47,299	$196,591	$6,664	$237,226	$63,484	$150,633	$6,997	$207,120
Lehigh Valley Mall	49,742	552	27,888	22,406	47,982	889	27,984	20,887
Springfield Mall	58,195	66	22,154	36,107	58,035	66	21,008	37,093
Total Unconsolidated Malls	155,236	197,209	56,706	295,739	169,501	151,588	55,989	265,100
Unconsolidated Other Retail Properties
Gloucester Premium Outlets	27,647	123	3,410	24,360	27,727	29	2,693	25,063
Metroplex Shopping Center	42,966	26	25,259	17,733	42,966	26	24,804	18,188
The Court at Oxford Valley	29,029	—	12,625	16,404	29,029	9	12,172	16,866
Red Rose Commons	12,970	189	3,895	9,264	12,912	42	3,691	9,263
Total Unconsolidated Other Retail Properties	112,612	338	45,189	67,761	112,634	106	43,360	69,380
Unconsolidated Property Under Development
Pavilion at Market East	6,346	784	2,376	4,754	6,346	784	2,352	4,778
TOTAL INVESTMENT IN REAL ESTATE	$274,194	$198,331	$104,271	$368,254	$288,481	$152,478	$101,701	$339,258
(1)CIP includes $41.0 million of existing building shell that was reclassified from operating properties.

Pennsylvania Real Estate Investment Trust
Property Redevelopment Table as of September 30, 2018

NAME OF PROJECT LOCATION	PREIT's PROJECTED SHARE OF COST (1)	TOTAL PROJECT COST (1)	PREIT'S INVESTMENT TO DATE	TARGETED RETURN ON INCREMENTAL INVESTMENT	CONSTRUCTION START DATE	EXPECTED CON- STRUCTION COMPLETION	STABILIZATION YEAR
	(in millions)	(in millions)	(in millions)

Fashion District Philadelphia (2) Philadelphia, PA	$200-210	$400-420	$158.9	7-7.5%	2016	2019	2020
-Redevelopment of the Gallery in downtown Philadelphia includes Burlington, Century 21, H&M, Polo, AMC Theatres and other retail, entertainment, and large format restaurant uses.

Woodland Mall Grand Rapids, MI	$83-84	$83-84	$44.1	5-6%	2017	2019	2020
-Upgrade of existing tenant mix including: 90,000 square foot Von Maur, new-to-market tenants: Urban Outfitters, REI, Black Rock Bar & Grill along with additional high quality dining & retail, replacing a former Sears store.

The Mall at Prince Georges Hyattsville, MD	$32-33	$32-33	$25.3	8-9%	2016	2018	2019
-Cosmetic refresh complemented by complete remerchandising including addition of H&M, DSW, and ULTA Beauty in addition to streetscape quick service restaurant additions Chipotle, Mezeh Mediteranean Grill, and Five Guys.

Anchor replacements:

Capital City Mall Camp Hill, PA	$27-28	$27-28	$21.3	8-9%	2017	2018	2019
-58,000 square foot Dick’s Sporting Goods replaced Sears along with Fine Wine & Good Spirits, Sears Appliance, and additional small shop tenants and outparcels. Dave & Buster's opened October 2018.

Moorestown Mall Moorestown, NJ	$43-44	$43-44	$17.4	9-10%	2018	2019	2020
-HomeSense and Five Below opened in former Macy's box and will be joined by Sierra Trading Post, an arts & crafts retailer, and other uses in 2019.

Willow Grove Park Mall Willow Grove, PA	$21-22	$21-22	$13.7	7-8%	2018	2019	2020
-Addition of Studio Movie Grill, offering movies and in-theater dining, with other dining and entertainment tenants planned in former JC Penney box.

Valley Mall Hagerstown, MD	$26-27	$26-27	$14.5	7-8%	2018	2018	2019
-Belk, Onelife Fitness, and Tilt Studio replacing former Bon-Ton and Macy's.

Plymouth Meeting Mall Plymouth Meeting, PA	$47-48	$47-48	$3.3	7-8%	2017	2019	2020
-Addition of 5 new and distinct uses in former Macy's box as the evolution of property continues - DICK's Sporting Goods, Burlington, Edge Fitness, Michael's and Miller's Ale House.

(1) PREIT's projected share of costs is net of any expected tenant reimbursements, parcel sales, tax credits or other incentives.
(2) Total Project Costs are net of $25.0 million of approved public financing grants that will be a reduction of costs.

Pennsylvania Real Estate Investment Trust
Capital Expenditures
(in thousands)

	Quarter Ended September 30, 2018			Nine Months Ended September 30, 2018
	Consolidated	PREIT's Share of Equity Method Investments	Total	Consolidated	PREIT's Share of Equity Method Investments	Total
Redevelopment projects with incremental GLA and/or anchor replacement (1)	$25,227	$15,277	$40,504	$62,397	$48,406	$110,803
Tenant allowances	7,684	18	7,702	17,173	147	17,320
Recurring capital expenditures:
CAM expenditures	5,312	126	5,438	11,430	333	11,763
Non-CAM expenditures	555	4	559	1,874	67	1,941
Total recurring capital expenditures	5,867	130	5,997	13,304	400	13,704
Total	$38,778	$15,425	$54,203	$92,874	$48,953	$141,827

(1)	Net of any tenant reimbursements, parcel sales, tax credits or other incentives.

Pennsylvania Real Estate Investment Trust
Debt Analysis as of September 30, 2018
(in thousands)

	Outstanding Debt
	Fixed Rate (1)	% of Total Indebtedness	Variable Rate	% of Total Indebtedness	Total	% of Total Indebtedness
Consolidated mortgage loans payable (2)	$1,045,223	52.3%	$10,185	0.5%	$1,055,408	52.8%
Unconsolidated mortgage loans payable (3)	208,653	10.4%	24,733	1.2%	233,386	11.6%
Consolidated Term Loans (4)	550,000	27.5%	—	—%	550,000	27.5%
Unconsolidated Term Loan (5)	—	—%	125,000	6.2%	125,000	6.2%
2018 Revolving Facility	—	—%	37,000	1.8%	37,000	1.8%
TOTAL OUTSTANDING DEBT	$1,803,876	90.2%	$196,918	9.7%	$2,000,794	99.9%
AVERAGE STATED INTEREST RATE	3.90%		3.80%		3.89%

(1)	Includes variable rate debt swapped to fixed rate debt.

(2)	Excludes deferred financing costs of $3,269.

(3)	Reflects our share of mortgage debt of equity method investees. Excludes our share of deferred financing costs of $977.

(4)	Excludes deferred financing costs of $2,892.

(5)	Reflects our share of Term Loan debt of equity method investee. Excludes our share of deferred financing costs of $1,114.

		Average Debt Balance
		Mortgage Debt	Revolving Facilities	Term Loans	Total
Beginning Balance	6/30/2018	$1,294,526	$—	$675,000	$1,969,526
2018 Revolving Facility Borrowing	8/28/2018	—	15,000	—	15,000
2018 Revolving Facility Borrowing	9/13/2018	—	22,000	—	22,000
Mortgage loan amortization, including our share of debt of equity method investees		(5,732)	—	—	(5,732)
Ending Balance	9/30/2018	$1,288,794	$37,000	$675,000	$2,000,794
Weighted Average Balance		$1,292,330	$9,446	$675,000	$1,976,776

	Debt Maturities (1)
Year	Scheduled Amortization	Def Fin Cost Amort Mortgages	Mortgage Balance at Initial Maturity Date	2018 Revolving Facility	Term Loans	Def Fin Cost Amort Term Loans	Total Debt
2018	$5,298	$(282)	$—	$—	$—	$(253)	$4,763
2019	23,723	(1,125)	—	—	—	(1,011)	21,587
2020	24,178	(1,092)	27,161	—	—	(1,011)	49,236
2021	24,767	(734)	229,955	—	250,000	(985)	503,003
2022	18,101	(356)	432,204	—	—	(594)	449,355
Thereafter	32,426	(657)	470,981	37,000	425,000	(152)	964,598
	$128,493	$(4,246)	$1,160,301	$37,000	$675,000	$(4,006)	$1,992,542

(1)
The weighted average period to total debt maturity is 4.46 years, excluding extension options. Includes 100% of revolver, term loan and mortgage loan debt from consolidated properties and our share of term loan and mortgage loan debt of equity method investees.

Weighted Average Mortgage Interest Rates
Year	Balance (1)	Interest Rate
2018	$—	—%
2019	—	—%
2020	28,189	5.95%
2021	236,768	3.67%
2022	469,850	4.25%
Thereafter	553,987	4.28%
Total	$1,288,794	4.19%

(1)	Includes our share of debt of equity method investees.

Pennsylvania Real Estate Investment Trust
Debt Schedule as of September 30, 2018
(in thousands)

	Debt	Interest Rate	Annual Debt Service	Balance at Maturity	Initial Maturity Date	Fully Extended Maturity Date
Fixed Rate Mortgage Loans
Valley View Mall	$28,189	5.95%	$2,290	$27,161	July 2020	July 2020
Viewmont Mall (2)	57,000	3.73%	2,126	57,000	Mar 2021	Mar 2021
Woodland Mall (2)	125,800	3.02%	5,503	121,600	Apr 2021	Apr 2021
Red Rose Commons (1)	13,231	5.14%	978	12,379	July 2021	July 2021
The Court at Oxford Valley (1)	27,319	5.56%	2,058	25,782	July 2021	July 2021
Capital City Mall	59,089	5.30%	4,379	54,715	Mar 2022	Mar 2022
Cumberland Mall	44,122	4.40%	3,433	38,157	Aug 2022	Aug 2022
Cherry Hill Mall	276,670	3.90%	16,980	251,120	Sept 2022	Sept 2022
Francis Scott Key Mall (2)	68,469	5.01%	3,428	66,712	Jan 2022	Jan 2023
Dartmouth Mall	60,082	3.97%	3,825	53,300	Apr 2023	Apr 2023
Metroplex Shopping Center (1)	38,550	5.00%	2,818	33,502	Oct 2023	Oct 2023
Wyoming Valley Mall	74,071	5.17%	5,123	66,747	Dec 2023	Dec 2023
Patrick Henry Mall	91,128	4.35%	5,748	77,591	July 2025	July 2025
Springfield Mall (1)	30,956	4.45%	1,964	26,298	Oct 2025	Oct 2025
Willow Grove Park	160,603	3.88%	9,599	133,754	Oct 2025	Oct 2025
Lehigh Valley Mall (1)	98,597	4.06%	5,768	79,789	Nov 2027	Nov 2027
Total Fixed Rate Mortgage Loans	$1,253,876	4.21%	$76,020	$1,125,607
Variable Rate Mortgage Loans
Pavilion East Associates (1)	$3,233	4.60%	$251	$3,009	Feb 2021	Feb 2021
Viewmont Mall	10,185	4.01%	409	10,185	Mar 2021	Mar 2021
Gloucester Premium Outlets (1)	21,500	3.17%	680	21,500	Mar 2022	Mar 2023
Total Variable Rate Mortgage Loans	$34,918	3.55%	$1,340	$34,694
Total Mortgage Loans	$1,288,794	4.19%	$77,360	$1,160,301
CONSOLIDATED MORTGAGE LOANS	$1,055,408	4.14%	$62,843	$958,042
CONSOLIDATED DEFERRED FINANCING FEES	(3,269)	N/A	N/A	N/A
UNCONSOLIDATED MORTGAGE LOANS	233,386	4.43%	14,517	202,259
UNCONSOLIDATED DEFERRED FINANCING FEES	(977)	N/A	N/A	N/A
2014 7 YEAR TERM LOAN (2)	250,000	3.19%	7,975	250,000	Dec 2021	Dec 2021
2018 5 YEAR TERM LOAN (2)	300,000	3.20%	9,600	300,000	May 2023	May 2023
UNCONSOLIDATED FDP TERM LOAN (1)	125,000	3.96%	4,950	125,000	Jan 2023	Jan 2023
TERM LOAN DEFERRED FINANCING FEES	(4,006)	N/A	N/A	N/A
2018 REVOLVING FACILITY (3)	37,000	3.49%	1,291	37,000	May 2022	May 2023
Total	$1,992,542	3.89%	$101,176	$1,872,301
AMORTIZATION OF DEFERRED FINANCING FEES	—	0.16%	—	—
EFFECTIVE INTEREST RATE	$1,992,542	4.05%	$101,176	$1,872,301

(1)	Includes our share of debt of equity method investees, based on our ownership percentage..

(2)	All or a portion of the loan has been effectively swapped to the fixed interest rate presented.

(3)	There were no amounts outstanding under our 2018 Revolving Facility as of September 30, 2018.

Pennsylvania Real Estate Investment Trust
Selected Debt Ratios (1)

September 30, 2018
Consolidated Liabilities to Gross Asset Value	52.46%
Ratio of Consolidated Liabilities to Gross Asset Value shall not exceed 60%
Secured Indebtedness to Gross Asset Value	35.42%
Secured indebtedness to Gross Asset Value may not exceed 60%
Adjusted EBITDA to Fixed Charges	1.75
Adjusted EBITDA may not be less than 1.50 to 1.00
Unencumbered Adjusted NOI to Unsecured Interest Expense	4.60
Unencumbered Adjusted NOI to Unsecured Interest Expense may not be less than 1.75 to 1.00
Unencumbered Debt Yield	14.86%
The ratio of Unencumbered Adjusted NOI to Unsecured Debt may not be less than 11%

(1)
The 2018 Revolving Facility Agreement and 2018 Term Loan Agreement dated May 24, 2018, and the 7-Year 2014 Term Loan Agreement, as amended, dated June 5, 2018 (collectively, the "Credit Facility Agreements"), contain identical affirmative and negative covenants customarily found in such agreements, including requirements that the Company, on a consolidated basis, maintain certain financial ratios.  All capitalized terms used on this page have the meanings ascribed to such terms in the Credit Facility Agreements.  In addition to the ratios set forth herein, there are several other ratios set forth in the covenants under the Credit Facility Agreements with which the Company must comply, which are described in the Company’s quarterly report on form 10-Q for the quarterly period ended June 30, 2018.

Pennsylvania Real Estate Investment Trust
Forward Looking Statements

This Quarterly Supplemental and Operating Information contains certain forward-looking statements that can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “project,” “intend,” “may” or similar expressions. Forward-looking statements relate to expectations, beliefs, projections, future plans, strategies, anticipated events, trends and other matters that are not historical facts. These forward-looking statements reflect our current views about future events, achievements or results and are subject to risks, uncertainties and changes in circumstances that might cause future events, achievements or results to differ materially from those expressed or implied by the forward-looking statements. In particular, our business might be materially and adversely affected by the following:

•	changes in the retail and real estate industries, including consolidation and store closings, particularly among anchor tenants;

•	current economic conditions and the corresponding effects on tenant business performance, prospects, solvency and leasing decisions;

•	our inability to collect rent due to the bankruptcy or insolvency of tenants or otherwise;

•	our ability to maintain and increase property occupancy, sales and rental rates;

•	increases in operating costs that cannot be passed on to tenants;

•	the effects of online shopping and other uses of technology on our retail tenants;

•	risks related to our development and redevelopment activities, including delays, cost overruns and our inability to reach projected occupancy or rental rates;

•	acts of violence at malls, including our properties, or at other similar spaces, and the potential effect on traffic and sales;

•	our ability to sell properties that we seek to dispose of or our ability to obtain prices we seek;

•	our substantial debt and the liquidation preference of our preferred shares and our high leverage ratio;

•	our ability to refinance our existing indebtedness when it matures, on favorable terms or at all;

•	our ability to raise capital, including through sales of properties or interests in properties and through the issuance of equity or equity-related securities if market conditions are favorable; and

•	potential dilution from any capital raising transactions or other equity issuances.

Additional factors that might cause future events, achievements or results to differ materially from those expressed or implied by our forward-looking statements include those discussed herein and in our Annual Report on Form 10-K for the year ended December 31, 2017 in the section entitled “Item 1A. Risk Factors.” We do not intend to update or revise any forward-looking statements to reflect new information, future events or otherwise.